2Q 2021 Earnings Results &
Supplemental Information of CNX Resources

TABLE OF CONTENTS:	Page:

Production Volumes and Activity Summary........................................................................................................................	2

Hedge Volumes and Pricing…...........................................................................................................................................	3

Gas Hedging Gain/Loss Projections…..............................................................................................................................	4

Consolidated Statements of Income..................................................................................................................................	5

Consolidated Balance Sheets............................................................................................................................................	6

Consolidated Statements of Cash Flows….......................................................................................................................	7

Market Mix and Natural Gas Price Reconciliation…..........................................................................................................	8

Price and Cost Data (Per Mcfe).........................................................................................................................................	9

Guidance…........................................................................................................................................................................	10

Non-GAAP Reconciliations

Definitions..........................................................................................................................................................................	11

Sales of Natural Gas, NGL and Oil, including Cash Settlements and Natural Gas, NGL and Oil Production Costs.........	12

Quarterly Adjusted EBITDAX and Adjusted Net Income....................................................................................................	13

Operating Margin...............................................................................................................................................................	14

Cash Operating Margin......................................................................................................................................................	15

Net Debt and Adjusted EBITDAX TTM..............................................................................................................................	16

Free Cash Flow..................................................................................................................................................................	17

NOTE: Please note that CNX is unable to provide a reconciliation of non-GAAP projected financial results contained in this presentation, including the non-GAAP measures referenced above, to their respective comparable financial measure calculated in accordance with GAAP. This is due to our inability to calculate the comparable GAAP projected metrics, including operating income, net cash provided by operating activities and total production costs, given the unknown effect, timing, and potential significance of certain income statement items.

PRODUCTION VOLUMES

GAS		Q2-2021	Q1-2021	Q4-2020	Q3-2020	Q2-2020
Shale Sales Volumes (Bcf)		115.0	121.1	124.7	95.2	96.5
CBM Sales Volumes (Bcf)		12.6	12.7	13.3	13.0	13.1
Other Sales Volumes (Bcf)		0.1	-	0.1	-	-

LIQUIDS*
NGLs Sales Volumes (Bcfe)		9.5	6.5	8.1	6.9	4.7
Oil and Condensate Sales Volumes (Bcfe)		0.7	0.3	0.3	0.6	0.2

TOTAL (Bcfe)		137.9	140.6	146.5	115.7	114.5

Average Daily Production (MMcfe)		1,515.6	1,562.5	1,592.5	1,257.6	1,258.3

* NGLs, Oil and Condensate are converted to Mcfe at the rate of one barrel equals six Mcf based upon the approximate relative energy content of oil and natural gas, which is not indicative of the relationship of oil, NGLs, condensate, and natural gas prices.

Q2 2021 ACTIVITY SUMMARY		TD	Frac	TIL	Average Lateral Length(1)	Rigs at Period End
SWPA Central	Marcellus	7	10	8	15,850	1
	Utica	-	-	-	-	-

WV Shirley-Pennsboro	Marcellus	-	3	6	12,460	-
	Utica	-	-	-	-	-

CPA South	Utica	-	-	-	-	-

Total		7	13	14	-	1

(1) Measured in lateral feet from perforation to perforation.

HEDGE VOLUMES AND PRICING

	Q3 2021	2021	2022	2023	2024	2025	2026
NYMEX Hedges
Volumes (Bcf)	112.7	468.5	450.7	276.6	276.2	155.6	104.7
Average Prices ($/Mcf)	$2.95	$2.96	$2.93	$2.75	$2.85	$2.76	$2.77

Physical Fixed Price Sales and Index Hedges
Volumes (Bcf)	5.4	22.3	20.8	34.5	17.7	28.1	29.6
Average Prices ($/Mcf)	$2.51	$2.51	$2.50	$2.15	$2.23	$2.06	$1.99
Total Volumes Hedged (Bcf)(1)	118.1	490.8	471.5	311.1	293.9	183.7	134.3

NYMEX + Basis (fully-covered volumes)(2)
Volumes (Bcf)	118.1	490.8	449.0	311.1	293.9	169.2	51.9
Average Prices ($/Mcf)	$2.44	$2.48	$2.42	$2.18	$2.23	$2.07	$2.04

NYMEX Hedges Exposed to Basis
Volumes (Bcf)	-	-	22.5	-	-	14.5	82.4
Average Prices ($/Mcf)	-	-	$2.93	-	-	$2.76	$2.77
Total Volumes Hedged (Bcf)(1)	118.1	490.8	471.5	311.1	293.9	183.7	134.3

(1) Hedge positions as of 7/7/2021. Excludes basis hedges in excess of NYMEX hedges of 10.3 Bcf, 23.6 Bcf, 9.0 Bcf, and 12.2 Bcf for Q3 2021, 2021, 2023, and 2024, respectively. Q3 2021 and 2021 excess basis hedges exclude purchased swaps. See table below.
(2) Includes the impact of NYMEX and basis-only hedges as well as physical sales agreements.

Purchased Swaps	Q3 2021	2021
Basis Hedges
Volumes (Bcf)	10.1	23.6
Average Fixed Prices ($/Mcf)	($0.78)	($0.78)

For financial hedging, CNX utilizes over-the-counter swaps to manage its exposure to natural gas price fluctuations. Typically, CNX “sells” swaps under which CNX will pay a fixed price to and receive a floating price from its hedge counterparties. In order to enhance production flexibility, during the first quarter of 2021, CNX purchased, rather than sold, financial swaps for the period April through October of 2021 under which CNX will pay a fixed price to and receive a floating price from its hedge counterparties. Swaps purchased have the effect of reducing total hedged volumes for the period of the swap.

HEDGING GAIN/LOSS PROJECTIONS
	Q3 2021				CY2021				CY2022

		Wtd. Avg.	Avg.	Forecasted		Wtd. Avg.	Avg.	Forecasted		Wtd. Avg.	Avg.	Forecasted
	Hedged Volumes	Hedged	Forward	Gain/(Loss)(2)	Hedged Volumes	Hedged	Forward	Gain/(Loss)(2)	Hedged Volumes	Hedged	Forward	Gain/(Loss)(2)
($/MMBtu)	(000 MMBtu)	Price	Market(1)	($ in 000s)	(000 MMBtu)	Price	Market(1)	($ in 000s)	(000 MMBtu)	Price	Market	($ in 000s)
NYMEX	123,098	$2.70	$3.60	($109,777)	509,633	$2.72	$3.19	($245,133)	493,588	$2.68	$3.17	($245,220)

Index	-	-	-	-	900	$2.40	$2.37	$22	7,300	$2.06	$2.32	($1,898)

Basis:
DOM South (DOM)	12,420	($0.51)	($1.00)	$6,055	62,865	($0.57)	($0.80)	$12,442	106,763	($0.64)	($0.85)	$22,611
TCO Pool (TCO)	27,840	($0.54)	($0.75)	$6,340	103,980	($0.53)	($0.58)	$7,475	62,050	($0.53)	($0.64)	$6,686
Michcon (NMC)	11,960	($0.17)	($0.20)	$376	46,230	($0.17)	($0.17)	$93	48,080	($0.20)	($0.21)	$448
TETCO ELA (TEB)	1,840	($0.09)	($0.12)	$50	7,300	($0.09)	($0.15)	$438	5,475	($0.09)	($0.11)	$122
TETCO WLA (TWB)	1,840	($0.08)	($0.03)	($94)	7,300	($0.08)	($0.05)	($195)	5,475	($0.08)	($0.07)	($61)
TETCO M3 (TMT)	-	-	-	-	7,173	$0.95	($0.36)	$5,780	8,555	$0.11	$0.10	($3,795)
TETCO M2 (BM2)	41,860	($0.61)	($1.08)	$19,602	170,575	($0.60)	($0.83)	$36,974	177,025	($0.58)	($0.86)	$51,548
Transco Zone 5 South (DKR)	1,380	($0.13)	$0.17	($417)	7,435	$0.61	$0.26	$2,056	6,375	$0.48	$0.45	($836)
Total Financial Basis Hedges	99,140			$31,912	412,858			$65,063	419,798			$76,723

Total Projected Realized Loss				($77,865)				($180,048)				($170,395)

Note: Forward market prices, hedged volumes, and hedge prices are as of 7/7/2021. Anticipated hedging activity is not included in projections.
(1) January 2021 through July 2021 prices are settled.
(2) Forecasted Gain/(Loss) amounts are based on sum of current monthly hedge positions vs. strip.

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)
Dollars in thousands, except per share data
Revenue and Other Operating (Loss) Income:	Q2-2021	Q1-2021	Q4-2020	Q3-2020	Q2-2020
Natural Gas, NGL and Oil Revenue	$369,449	$381,225	$287,262	$182,213	$175,776
(Loss) Gain on Commodity Derivative Instruments	(538,859)	33,414	289,977	(168,834)	(63,303)
Purchased Gas Revenue	16,706	33,484	27,468	31,541	20,424
Other Revenue and Operating Income	25,494	24,950	21,996	21,155	15,944
Total Revenue and Other Operating (Loss) Income	(127,210)	473,073	626,703	66,075	148,841
Costs and Expenses:
Operating Expense
Lease Operating Expense	10,248	9,268	9,753	10,377	10,244
Transportation, Gathering and Compression	84,114	77,158	73,606	68,810	60,025
Production, Ad Valorem, and Other Fees	7,445	5,968	6,656	5,994	5,384
Depreciation, Depletion and Amortization	122,607	128,944	144,648	114,464	113,545
Exploration and Production Related Other Costs	2,929	2,076	5,655	2,141	3,310
Purchased Gas Costs	14,551	32,411	24,194	31,721	19,989
Selling, General, and Administrative Costs	23,677	28,321	33,024	22,714	23,399
Other Operating Expense	15,140	15,658	14,911	23,284	26,596
Total Operating Expense	280,711	299,804	312,447	279,505	262,492
Other Expense
Other Expense	5,865	4,366	11,398	2,180	4,819
(Gain) Loss on Assets Sales and Abandonments, net	(7,186)	(2,873)	336	(3,567)	(5,938)
Loss on Debt Extinguishment	—	—	710	108	344
Interest Expense	39,576	36,372	37,634	37,921	46,256
Total Other Expense	38,255	37,865	50,078	36,642	45,481
Total Costs and Expenses	318,966	337,669	362,525	316,147	307,973
(Loss) Earnings Before Income Tax	(446,176)	135,404	264,178	(250,072)	(159,132)
Income Tax (Benefit) Expense	(92,117)	37,379	68,420	(61,279)	(28,646)
Net (Loss) Income	(354,059)	98,025	195,758	(188,793)	(130,486)
Less: Net Income Attributable to Noncontrolling Interest	—	—	—	15,905	15,263
Net (Loss) Income Attributable to CNX Resources Shareholders	($354,059)	$98,025	$195,758	($204,698)	($145,749)

(Loss) Earnings per Share
Basic	($1.61)	$0.45	$0.88	($1.03)	($0.78)
Diluted	($1.61)	$0.43	$0.87	($1.03)	($0.78)

CONSOLIDATED BALANCE SHEETS

(Unaudited)
Dollars in thousands	30-Jun-21	31-Mar-21	31-Dec-20	30-Sep-20	30-Jun-20
ASSETS
Current Assets:
Cash and Cash Equivalents	$39,365	$29,610	$15,617	$150,132	$19,607
Restricted Cash	768	733	735	733	738
Accounts and Notes Receivable
Trade, net	157,667	147,714	145,929	75,929	69,174
Other Receivables, net	10,727	9,719	4,238	4,653	7,669
Supplies Inventories	5,698	7,249	9,657	10,090	10,317
Recoverable Income Taxes	—	—	88	644	114,440
Derivative Instruments	107,625	70,251	84,657	77,608	197,804
Prepaid Expenses	12,126	12,170	12,411	12,450	10,973
Total Current Assets	333,976	277,446	273,332	332,239	430,722
Property, Plant and Equipment:
Property, Plant and Equipment:	11,128,496	11,084,358	10,963,996	10,904,837	10,814,035
Less-Accumulated Depreciation, Depletion and Amortization	4,119,856	4,064,594	3,938,451	3,841,699	3,730,232
Total Property, Plant and Equipment—Net	7,008,640	7,019,764	7,025,545	7,063,138	7,083,803
Other Non-Current Assets:
Operating Lease Right-of-Use Assets	83,618	93,226	108,683	124,329	141,198
Derivative Instruments	204,459	235,695	188,237	160,098	212,657
Goodwill	323,314	323,314	323,314	323,314	323,314
Other Intangible Assets	86,819	88,457	90,095	91,733	93,371
Restricted Cash	4,751	5,019	5,247	5,456	5,576
Other Non-Current Assets	26,533	26,316	27,311	28,867	29,043
Total Other Non-Current Assets	729,494	772,027	742,887	733,797	805,159
TOTAL ASSETS	$8,072,110	$8,069,237	$8,041,764	$8,129,174	$8,319,684
LIABILITIES AND EQUITY
Current Liabilities:
Accounts Payable	$118,574	$114,535	$118,185	$117,004	$148,345
Derivative Instruments	415,774	83,762	42,329	144,545	83,527
Current Portion of Finance Lease Obligations	406	5,139	6,876	7,419	7,295
Current Portion of Long-Term Debt	23,098	22,055	22,574	22,488	22,430
Current Portion of Operating Lease Obligations	47,198	52,500	52,575	52,032	52,110
Other Accrued Liabilities	204,145	179,916	198,773	164,473	162,817
Total Current Liabilities	809,195	457,907	441,312	507,961	476,524
Non-Current Liabilities:
Long-Term Debt	2,265,970	2,346,205	2,401,427	2,577,974	2,540,768
Finance Lease Obligations	854	956	1,057	2,322	4,225
Operating Lease Obligations	36,569	39,965	53,235	66,180	79,701
Derivative Instruments	285,865	83,705	127,290	203,709	178,187
Deferred Income Taxes	411,380	503,653	466,253	398,878	370,412
Asset Retirement Obligations	81,903	82,689	84,712	61,761	62,543
Other Non-Current Liabilities	43,443	43,747	44,041	40,213	40,370
Total Non-Current Liabilities	3,125,984	3,100,920	3,178,015	3,351,037	3,276,206
TOTAL LIABILITIES	3,935,179	3,558,827	3,619,327	3,858,998	3,752,730
Stockholders' Equity
Common Stock	2,191	2,207	2,208	2,249	1,878
Capital in Excess of Par Value	2,950,083	2,959,934	2,959,357	2,989,699	2,261,729
Preferred Stock	—	—	—	—	—
Retained Earnings	1,199,570	1,563,318	1,476,056	1,290,498	1,495,197
Accumulated Other Comprehensive Loss	(14,913)	(15,049)	(15,184)	(12,270)	(12,382)
Total CNX Resources Stockholders' Equity	4,136,931	4,510,410	4,422,437	4,270,176	3,746,422
Noncontrolling Interest	—	—	—	—	820,532
TOTAL STOCKHOLDERS' EQUITY	4,136,931	4,510,410	4,422,437	4,270,176	4,566,954
TOTAL LIABILITIES AND EQUITY	$8,072,110	$8,069,237	$8,041,764	$8,129,174	$8,319,684

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)
Dollars in thousands
Cash Flows from Operating Activities:	Q2-2021	Q1-2021	Q4-2020	Q3-2020	Q2-2020
Net (Loss) Income	($354,059)	$98,025	$195,758	($188,793)	($130,486)
Depreciation, Depletion and Amortization	122,607	128,944	144,648	114,464	113,545
Amortization of Deferred Financing Costs	6,122	6,034	6,600	5,807	6,348
Stock-Based Compensation	3,178	7,525	2,473	2,503	2,566
(Gain) Loss on Asset Sales and Abandonments, net	(7,186)	(2,873)	336	(3,567)	(5,938)
Loss on Debt Extinguishment	—	—	710	108	344
Loss (Gain) on Commodity Derivative Instruments	538,859	(33,414)	(289,977)	168,834	63,303
(Gain) Loss on Other Derivative Instruments	(465)	(4,194)	(1,338)	152	3,598
Net Cash (Paid) Received in Settlement of Commodity Derivative Instruments	(10,359)	2,405	77,490	90,310	142,256
Deferred Income Taxes	(92,322)	37,352	68,408	(61,278)	(25,683)
Other	(554)	(150)	(337)	(527)	1,391
Changes in Operating Assets:
Accounts and Notes Receivable	(10,605)	(7,586)	(69,738)	(3,427)	24,631
Recoverable Income Taxes	—	88	555	113,796	821
Supplies Inventories	1,525	411	433	227	(51)
Prepaid Expenses	296	290	223	(1,842)	1,832
Changes in Other Assets	(1,048)	(36)	(306)	(129)	(296)
Changes in Operating Liabilities:
Accounts Payable	18,508	(3,807)	(18,844)	(14,153)	(17,810)
Accrued Interest	24,634	(9,872)	9,653	(8,409)	(495)
Other Operating Liabilities	158	562	34,026	9,141	(35,994)
Changes in Other Liabilities	(62)	(56)	(49)	(55)	(84)
Net Cash Provided by Operating Activities	239,227	219,648	160,724	223,162	143,798

Cash Flows from Investing Activities:
Capital Expenditures	(128,958)	(123,429)	(92,055)	(108,335)	(134,852)
Proceeds from Asset Sales	6,964	5,005	16,341	5,855	12,151
Net Cash Used in Investing Activities	(121,994)	(118,424)	(75,714)	(102,480)	(122,701)

Cash Flows from Financing Activities:
Payments on Miscellaneous Borrowings	(688)	(1,838)	(1,807)	(1,779)	(1,777)
Payments on Long-Term Notes	—	—	(363,348)	(50,000)	(408,985)
Net (Payments on) Proceeds from CNXM Revolving Credit Facility	(77,000)	(54,000)	(52,000)	24,000	(28,000)
Net (Payments on) Proceeds from CNX Revolving Credit Facility	—	(800)	(249,200)	(140,000)	113,000
Proceeds from Issuance of CNX Senior Notes	—	—	500,000	207,000	—
Net Payments on CSG Non-Revolving Credit Facilities	(7,290)	(5,823)	(5,587)	(5,202)	(3,667)
Proceeds from Issuance of Convertible Senior Notes	—	—	—	—	334,650
Purchase of Capped Call Related to Convertible Senior Notes	—	—	—	—	(35,673)
Distributions to CNXM Noncontrolling Interest Holders	—	—	—	(21,055)	(3,489)
Proceeds from Issuance of Common Stock	2	4,799	252	151	1,650
Shares Withheld for Taxes	(45)	(4,491)	(61)	(1)	(63)
Purchases of Common Stock	(22,690)	(23,988)	(37,247)	—	—
Debt Issuance and Financing Fees	—	(1,320)	(10,734)	(3,396)	(848)
Net Cash (Used in) Provided by Financing Activities	(107,711)	(87,461)	(219,732)	9,718	(33,202)
Net Increase (Decrease) in Cash, Cash Equivalents, and Restricted Cash	9,522	13,763	(134,722)	130,400	(12,105)
Cash, Cash Equivalents, and Restricted Cash at Beginning of Period	35,362	21,599	156,321	25,921	38,026
Cash, Cash Equivalents, and Restricted Cash at End of Period	$44,884	$35,362	$21,599	$156,321	$25,921

MARKET MIX AND NATURAL GAS PRICE RECONCILIATION
	2021E
	Gas Sold (%)(1)	Basis
DOM South	3%	($0.80)
ETNG Mainline	3%	$0.18
TCO Pool	20%	($0.58)
TETCO ELA & WLA	3%	($0.10)
TETCO M3	6%	($0.36)
TETCO M2	34%	($0.83)
Michcon	10%	($0.17)
Physical basis sales	21%	($0.32)
Weighted Average Basis	100%	($0.53)

NYMEX		$3.19
Weighted Average Basis (Not considering hedging)		($0.53)
Realized Price (per MMBtu)		$2.66
Conversion Factor (MMBtu/Mcf)		1.092
Realized Price Before Financial Hedging (per Mcf)		$2.90

(1) Individual market percentages exclude physical basis sales.

PRICE AND COST DATA (PER MCFE) - NON-GAAP
	Q2-2021	Q1-2021	Q4-2020	Q3-2020	Q2-2020
Average Sales Price - Natural Gas	$2.51	$2.60	$1.90	$1.51	$1.54
Average (Loss) Gain on Commodity Derivative Instruments - Cash Settlement- Gas(1)	($0.08)	$0.02	$0.56	$0.83	$1.03
Average Sales Price - Oil and Condensate*	$8.85	$6.48	$5.33	$6.58	$4.40
Average Sales Price - NGLs*	$4.38	$4.93	$2.88	$2.19	$1.31

Average Sales Price of Natural Gas, NGL and Oil, including Cash Settlement	$2.60	$2.73	$2.49	$2.36	$2.52

Lease Operating Expense (LOE)	$0.07	$0.07	$0.07	$0.09	$0.09
Production, Ad Valorem, and Other Fees	$0.05	$0.04	$0.05	$0.05	$0.05
Transportation, Gathering and Compression	$0.61	$0.55	$0.50	$0.59	$0.52
Depreciation, Depletion and Amortization (DD&A)	$0.87	$0.90	$0.96	$0.98	$0.97
Total Natural Gas, NGL and Oil Production Costs	$1.60	$1.56	$1.58	$1.71	$1.63

Total Natural Gas, NGL and Oil Production Cash Costs, before DD&A	$0.73	$0.66	$0.62	$0.73	$0.66
Natural Gas, NGL and Oil Production Cash Margin, before DD&A	$1.87	$2.07	$1.87	$1.63	$1.86

Fully Burdened Cash Costs, before DD&A(2)	$1.09	$1.01	$1.01	$1.17	$1.29
Fully Burdened Cash Margin, before DD&A	$1.51	$1.72	$1.48	$1.19	$1.23

Note: "Total Natural Gas, NGL and Oil Production Costs" excludes Selling, General, and Administration and Other Operating Expenses.
*NGLs, Oil, and Condensate are converted to Mcfe at the rate of one barrel equals six Mcf based upon the approximate relative energy content of oil and natural gas, which is not indicative of the relationship of oil, NGLs, condensate, and natural gas prices.
(1) Excludes hedge monetizations.
(2) Fully burdened cash costs include production cash costs, selling, general and administrative (SG&A) cash costs, other operating cash expense, other cash (income) expense, other revenue and operating income, and cash interest expense. Q2 2021, Q1 2021, Q4 2020, Q3 2020, and Q2 2020 total fully burdened cash costs exclude a gain on asset sales of $0.05 per Mcfe, $0.02 per Mcfe, $0.00 per Mcfe, $0.03 per Mcfe, and $0.07 per Mcfe, respectively. Q2 2021, Q1 2021, Q4 2020, Q3 2020 and Q2 2020 exclude unrealized losses on interest rate swaps and noncash amortization of $0.04 per Mcfe, $0.01 per Mcfe, $0.04 per Mcfe, $0.05 per Mcfe and $0.08 per Mcfe, respectively. Q42020 and Q32020 also exclude fees related to the Merger of CNX Midstream of $0.05 per Mcfe and $0.04 per Mcfe, respectively.

Natural Gas Price Reconciliation	Q2-2021	Q1-2021	Q4-2020	Q3-2020	Q2-2020
NYMEX Natural Gas ($/MMBtu)	$2.83	$2.69	$2.66	$1.98	$1.72
Average Differential	(0.50)	(0.30)	(0.91)	(0.57)	(0.29)
BTU Conversion (MMBtu/Mcf)*	0.18	0.21	0.15	0.10	0.11
(Loss) Gain on Commodity Derivative Instruments-Cash Settlement(1)	(0.08)	0.02	0.56	0.83	1.03
Realized Gas Price per Mcf	$2.43	$2.62	$2.46	$2.34	$2.57
*Conversion factor	1.08	1.09	1.08	1.07	1.08

(1) Excludes hedge monetizations.

GUIDANCE
	Previous			Updated
($ in millions)	2021E			2021E
	Low		High	Low		High
Capital Expenditures	$430	-	$470	$430	-	$470

Production Volumes (Bcfe)	540	-	570	540	-	570
% of Natural Gas Hedged	94%			94%

Prices on Open Volumes(1)
Natural Gas NYMEX ($/MMBtu)	$2.69			$3.19
Natural Gas Basis Differential ($/MMBtu)	($0.47)			($0.53)
NGL Realized Price ($/Bbl)	~$20.00			~$25.00

($ in millions)
Adjusted EBITDAX(2)	$950	-	$1,000	$975	-	$1,025

($ in millions)
Free Cash Flow (FCF)(2)	~$450			~$475
FCF Per Share(2)(3)	$2.04			$2.18

(1) Forward market prices for updated guidance as of 7/7/2021.
(2) Non-GAAP measures. See “Non-GAAP Financial Measures” for definitions. FCF for previous and updated guidance includes approximately $50 million in expected asset sales in 2021.
(3) Previous guidance for 2021 FCF per share based on shares outstanding of 220,270,090 as of 4/15/2021. Updated guidance for 2021 FCF per share based on shares outstanding of 217,921,030 as of 7/15/2021.

2021E ACTIVITY SUMMARY		TIL	Average Lateral Length(1)
SWPA Central	Marcellus	24	12,000
	Utica	2	14,500

WV Shirley-Pennsboro	Marcellus	11	12,000
	Utica	-	-

Total		37	-

(1) Measured in lateral feet from perforation to perforation.

Non-GAAP Measures (Definitions, Purpose, and Reconciliations)

CNX's management uses certain non-GAAP financial measures for planning, forecasting and evaluating business and financial performance, and believes that they are useful for investors in analyzing the company. Although these are not measures of performance calculated in accordance with generally accepted accounting principles (GAAP), management believes that these financial measures are useful to an investor in evaluating CNX because (i) analysts utilize these metrics when evaluating company performance and have requested this information as of a recent practicable date, (ii) these metrics are widely used to evaluate a company’s operating performance, and (iii) we want to provide updated information to investors. Investors should not view these metrics as a substitute for measures of performance that are calculated in accordance with GAAP. In addition, because all companies do not calculate these measures identically, these measures may not be comparable to similarly titled measures of other companies.

Definitions: EBIT is defined as earnings before deducting net interest expense (interest expense less interest income) and income taxes. EBITDAX is defined as earnings before deducting net interest expense (interest expense less interest income), income taxes, depreciation, depletion and amortization, and exploration. Adjusted EBITDAX is defined as EBITDAX after adjusting for the discrete items listed below. Although EBIT, EBITDAX, and adjusted EBITDAX are not measures of performance calculated in accordance with generally accepted accounting principles, management believes that they are useful to an investor in evaluating CNX Resources because they are widely used to evaluate a company's operating performance. We exclude stock-based compensation from adjusted EBITDAX because we do not believe it accurately reflects the actual operating expense incurred during the relevant period and may vary widely from period to period irrespective of operating results. Investors should not view these metrics as a substitute for measures of performance that are calculated in accordance with generally accepted accounting principles. In addition, because all companies do not calculate EBIT, EBITDAX or adjusted EBITDAX identically, the presentation here may not be comparable to similarly titled measures of other companies. Sales of natural gas, NGL and oil, including cash settlements excludes the impacts of changes in the fair value of commodity derivative instruments prior to settlement, which are often volatile, and only includes the impact of settled commodity derivative instruments. Natural gas, NGL and oil production costs excludes certain expenses that are not directly related to CNX’s natural gas producing activities and are managed outside our production operations. Adjusted Net Income is defined as net income after adjusting for the discrete items listed below as well as the tax effectiveness. Operating Margins are defined as adjusted EBIT divided by Total Revenue after adjusting for unrealized loss on commodity derivative instruments. Adjusted Trailing-Twelve-Months (TTM) EBITDAX is defined as EBITDAX over the trailing-twelve-months after adjusting for the discrete items listed below. Cash Operating Margins are defined as adjusted EBITDA divided by total Revenue after adjusting for unrealized loss on commodity derivative instruments. Net Debt is defined as total long-term debt minus cash and cash equivalents. Free Cash Flow (FCF) is defined as operating cash flow minus capex plus proceeds from asset sales. Organic FCF is defined as operating cash flow minus capex.

Reconciliations of EBIT, EBITDAX, adjusted EBITDAX, sales of natural gas, NGL and oil, including cash settlements, natural gas, NGL and oil production costs, adjusted net income, operating margins, cash operating margins, net debt, Adjusted TTM EBITDAX, FCF and organic FCF to the most directly comparable GAAP financial measures are as follows:

Non-GAAP Measures

Sales of Natural Gas, NGL and Oil, including cash settlements excludes the impacts of changes in the fair value of commodity derivative instruments prior to settlement, which are often volatile, and only includes the impact of settled commodity derivative instruments. Sales of Natural Gas, NGL and Oil, including cash settlements also excludes purchased gas revenue and other revenue and operating income, which are not directly related to CNX’s natural gas producing activities. Natural Gas, NGL and Oil Production Costs excludes certain expenses that are not directly related to CNX’s natural gas producing activities and are managed outside our production operations (See Note 21 - Segment Information of the Notes to the Audited Consolidated Financial Statements in Item 8 of CNX's 2020 Annual Report on Form 10-K as filed with the SEC on February 9, 2021). These expenses include, but are not limited to, interest expense, impairment of exploration and production properties, impairment of goodwill and other corporate expenses such as selling, general and administrative costs.

(Dollars in millions)	Q2-2021	Q1-2021	Q4-2020	Q3-2020	Q2-2020
Total Revenue and Other Operating (Loss) Income	($127)	$473	$627	$66	$149
Add (Deduct):
Purchased Gas Revenue	(17)	(34)	(28)	(32)	(20)
Gain or Loss on Commodity Derivative Instruments and Monetization	529	(31)	(212)	259	176
Other Revenue and Operating Income	(26)	(25)	(22)	(21)	(16)
Sales of Natural Gas, NGL and Oil, including Cash Settlements, a Non-GAAP Financial Measure	$359	$383	$365	$272	$289

Total Operating Expense	$281	$300	$312	$280	$263
Add (Deduct):
Depreciation, Depletion and Amortization (DD&A) - Corporate	(3)	(3)	(2)	(3)	(3)
Exploration and Production Related Other Costs	(3)	(2)	(6)	(2)	(3)
Purchased Gas Costs	(15)	(33)	(24)	(32)	(20)
Selling, General and Administrative Costs	(24)	(28)	(33)	(23)	(23)
Other Operating Expense	(15)	(16)	(15)	(23)	(28)
Natural Gas, NGL and Oil Production Costs, a Non-GAAP Financial Measure[1]	$221	$218	$232	$197	$186
1 Natural Gas, NGL and Oil production costs consists primarily of lease operating expense, production ad valorem and other fees, transportation, gathering and compression and production related depreciation, depletion and amortization.

Non-GAAP Measures

EBIT is defined as earnings before deducting net interest expense (interest expense less interest income) and income taxes. EBITDAX is defined as earnings before deducting net interest expense (interest expense less interest income), income taxes, depreciation, depletion and amortization, and exploration. Adjusted EBITDAX is defined as EBITDAX after adjusting for the discrete items listed below.

(Dollars in millions)	Q2-2021	Q1-2021	Q4-2020	Q3-2020	Q2-2020
Net (Loss) Income	($354)	$98	$196	($189)	($130)
Interest Expense	39	37	38	38	46
Interest Income	—	—	—	(2)	—
Income Tax (Benefit) Expense	(92)	37	68	(61)	(29)
(Loss) Earnings Before Interest & Taxes (EBIT)	(407)	172	302	(214)	(113)
Depreciation, Depletion & Amortization	123	129	144	115	114
Exploration Expense	3	2	6	2	3
(Loss) Earnings Before Interest, Taxes, DD&A and Exploration (EBITDAX)	($281)	$303	$452	($97)	$4
Adjustments:
Unrealized Loss (Gain) on Commodity Derivative Instruments	529	(31)	(212)	259	206
Merger Related Costs	—	—	6	5	—
Stock-Based Compensation	3	8	2	3	2
Loss on Debt Extinguishment	—	—	1	—	—
Severance	—	—	1	—	—
Total Pre-tax Adjustments	532	(23)	(202)	267	208
Adjusted EBITDAX	$251	$280	$250	$170	$212

Adjusted Net Income is defined as net income after adjusting for the discrete items listed below as well as the related tax effect.

(Dollars in millions)	Q2-2021	Q1-2021	Q4-2020	Q3-2020	Q2-2020
Net (Loss) Income from EBITDAX Reconciliation	($354)	$98	$196	($189)	($130)
Adjustments:
Total Pre-tax Adjustments from EBITDAX Reconciliation	532	(23)	(202)	267	208
Tax Effect of Adjustments	(138)	6	53	(70)	(54)
Adjusted Net Income	$40	$81	$47	$8	$24

Non-GAAP Measures

Operating Margin: Adjusted EBIT divided by Total Revenue after adjusting for unrealized loss (gain) on commodity derivative instruments.

(Dollars in millions)	Q2-2021	Q1-2021	Q4-2020	Q3-2020	Q2-2020
Total Revenue and Other Operating (Loss) Income	($127)	$473	$627	$66	$149

Net (Loss) Income	($354)	$98	$196	($189)	($130)
Interest Expense	39	37	38	38	46
Interest Income	—	—	—	(2)	—
Income Tax (Benefit) Expense	(92)	37	68	(61)	(29)
(Loss) Earnings Before Interest & Taxes (EBIT)	(407)	172	302	(214)	(113)
Depreciation, Depletion & Amortization	123	129	144	115	114
(Loss) Earnings Before Interest, Taxes, DD&A (EBITDA)	($284)	$301	$446	($99)	$1
Adjustments:
Unrealized Loss (Gain) on Commodity Derivative Instruments	$529	($31)	($212)	$259	$206
Merger Related Costs	—	—	6	5	—
Total Adjustments	$529	($31)	($206)	$264	$206

Total Revenue Minus Unrealized Loss (Gain) on Commodity Derivative Instruments	$402	$442	$415	$325	$355
Adjusted EBIT	$122	$141	$96	$50	$93
Operating Margin	30%	32%	23%	15%	26%

Non-GAAP Measures

Cash Operating Margin: Adjusted EBITDA divided by Total Revenue after adjusting for unrealized loss (gain) on commodity derivative instruments.

(Dollars in millions)	Q2-2021	Q1-2021	Q4-2020	Q3-2020	Q2-2020
Total Revenue and Other Operating (Loss) Income	($127)	$473	$627	$66	$149

Net (Loss) Income	($354)	$98	$196	($189)	($130)
Interest Expense	39	37	38	38	46
Interest Income	—	—	—	(2)	—
Income Tax (Benefit) Expense	(92)	37	68	(61)	(29)
(Loss) Earnings Before Interest & Taxes (EBIT)	(407)	172	302	(214)	(113)
Depreciation, Depletion & Amortization	123	129	144	115	114
(Loss) Earnings Before Interest, Taxes, DD&A (EBITDA)	($284)	$301	$446	($99)	$1
Adjustments:
Unrealized Loss (Gain) on Commodity Derivative Instruments	$529	($31)	($212)	$259	$206
Stock-Based Compensation	3	8	2	3	2
Merger Related Costs	—	—	6	5	—
Loss on Debt Extinguishment	—	—	1	—	—
Total Adjustments	$532	($23)	($203)	$267	$208

Total Revenue Minus Unrealized Loss (Gain) on Commodity Derivative Instruments	$402	$442	$415	$325	$355
Adjusted EBITDA	$248	$278	$243	$168	$209
Cash Operating Margin	62%	63%	59%	52%	59%

Non-GAAP Measures

Net Debt: Total long-term debt minus cash and cash equivalents.
Management uses net debt to determine the company's outstanding debt obligations that would not be readily satisfied by its cash and cash equivalents on hand. Management believes that using net debt attributable to CNX Resources shareholders is useful to investors in determining the company's leverage ratio since the company could choose to use its cash and cash equivalents to retire debt.

(Dollars in millions)
Net Debt	30-Jun-21	30-Mar-21
Total Long-Term Debt (GAAP)(1)	$2,289	$2,368
Less: Cash and Cash Equivalents	45	35
Net Debt	$2,244	$2,333
(1) Includes current portion

Adjusted TTM EBITDAX: EBITDAX over the trailing-twelve-months after adjusting for the discrete items listed below.
	Three Months Ended				Twelve Months Ended
(Dollars in millions)	30-Sep-20	31-Dec-20	31-Mar-21	30-Jun-21	30-Jun-21
Net (Loss) Income	($189)	$196	$98	($354)	($249)
Interest Expense	38	38	37	39	152
Interest Income	(2)	—	—	—	(2)
Income Tax (Benefit) Expense	(61)	68	37	(92)	(48)
(Loss) Earnings Before Interest & Taxes (EBIT)	(214)	302	172	(407)	(147)
Depreciation, Depletion & Amortization	115	144	129	123	511
Exploration Expense	2	6	2	3	13
(Loss) Earnings Before Interest, Taxes, DD&A, and Exploration (EBITDAX)	(97)	452	303	(281)	377
Adjustments:
Unrealized Loss (Gain) on Commodity Derivative Instruments	259	(212)	(31)	529	545
Merger Related Costs	5	6	—	—	11
Stock Based Compensation	3	2	8	3	16
Loss on Debt Extinguishment	—	1	—	—	1
Severance	—	1	—	—	1
Total Pre-tax Adjustments	267	(202)	(23)	532	574
Adjusted EBITDAX TTM	$170	$250	$280	$251	$951

Non-GAAP Measures

The Company's management believes that the following measures provide useful information to external users of the Company's consolidated financial statements, such as industry analysts, lenders and ratings agencies. Free cash flow and organic free cash flow should not be considered as alternatives to net cash provided by operating activities or any other measure of liquidity presented in accordance with GAAP.

Free Cash Flow (FCF): Operating cash flow minus capex plus proceeds from asset sales.
Organic Free Cash Flow (FCF): Operating cash flow minus capex.

Free Cash Flow
(Dollars in millions)	Q2-2021	Q1-2021	Q4-2020	Q3-2020	Q2-2020	Q1-2020
Net Cash Provided by Operating Activities	$239	$219	$161	$223	$144	$267
Capital Expenditures	(129)	(123)	(92)	(108)	(135)	(152)
Proceeds from Asset Sales	7	5	16	6	12	14
Free Cash Flow	$117	$101	$85	$121	$21	$129

Organic Free Cash Flow
(Dollars in millions)	Q2-2021	Q1-2021	Q4-2020	Q3-2020	Q2-2020	Q1-2020
Net Cash Provided by Operating Activities	$239	$219	$161	$223	$144	$267
Capital Expenditures	(129)	(123)	(92)	(108)	(135)	(152)
Organic Free Cash Flow	$110	$96	$69	$115	$9	$115

Risk Factors

This presentation, including the oral statements made in connection herewith, contains forward-looking statements estimates and projections within the meaning of the federal securities laws. Statements that are not historical are forward-looking and may include our operational and strategic plans; estimates of gas reserves and resources; projected timing and rates of return of future investments; and projections and estimates of future production revenues, income and capital spending. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those statements estimates and projections. Investors should not place undue reliance on forward-looking statements as a prediction of future actual results. The forward-looking statements in this presentation speak only as of the date of this presentation; we disclaim any obligation to update the statements, and we caution you not to rely on them unduly.

Specific factors that could cause future actual results to differ materially from the forward-looking statements are described in detail under the captions "Forward- Looking Statements" and "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2020 filed with the Securities and Exchange Commission (SEC) and any subsequent reports filed with the SEC. Those risk factors discuss, among other matters, pricing volatility or pricing decline for natural gas and NGLs; the failure to realize the anticipated costs savings, synergies and other benefits of CNX’s purchase of the outstanding interests in CNXM not already owned by CNX; local, regional and national economic conditions and the impact they may have on our customers; the impact of outbreaks of communicable diseases such as COVID-19 on business activity, our operations and national and global economic conditions, generally; conditions in the oil and gas industry, including a sustained decrease in the level of supply or demand for oil or natural gas or a sustained decrease in the price of oil or natural gas; the financial condition of our customers; any non-performance by customers of their contractual obligations; changes in customer, employee or supplier relationships resulting from the proposed transaction; and changes in safety, health, environmental and other regulations.